Revenue	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Revenue
2 Revenue
Revenue by segment and asset

	2024	2023	2022
	US$M	US$M	US$M
Escondida	10,013	8,847	9,500
Pampa Norte	2,375	2,491	2,670
Copper South Australia 1	4,085	2,806	1,776
Third-party products	2,021	1,863	2,903
Other	72	20	–

Total Copper 2	18,566	16,027	16,849

Western Australia Iron Ore	27,805	24,678	30,632
Third-party products	25	21	19
Other	122	113	116

Total Iron Ore	27,952	24,812	30,767

BHP Mitsubishi Alliance	5,873	7,652	10,254
New South Wales Energy Coal	1,793	3,306	3,035
Other 3	–	–	2,260

Total Coal 4	7,666	10,958	15,549

Group and unallocated items 5	1,474	2,020	1,933
Inter-segment adjustment	–	–	–

Total revenue	55,658	53,817	65,098

1	Includes Olympic Dam as well as Prominent Hill and Carrapateena since acquisition on 2 May 2023.

2
Total Copper revenue includes: copper US$17,229 million (2023: US$14,902 million; 2022: US$15,992 million) and other US$1,337 million (2023: US$1,125 million; 2022: US$857 million). Other consists of direct sales of uranium, gold, zinc, molybdenum and silver.

3	FY2022 includes revenue related to BHP Mitsui Coal (BMC) divested in May 2022.

4	Total Coal revenue includes: steelmaking coal US$5,793 million (2023: US$7,430 million; 2022: US$11,990 million) and energy coal US$1,873 million (2023: US$3,528 million; 2022: US$3,559 million).

5
Group and unallocated items revenue includes: Western Australia Nickel US$1,473 million (2023: US$2,009 million; 2022: US$1,926 million) and other revenue US$1 million (2023: US$11 million; 2022: US$7 million).

Revenue consists of revenue from contracts with customers of US$55,375 million (2023: US$53,910 million; 2022: US$65,504 million) and other revenue predominantly relating to provisionally priced sales of US$283 million (2023: US$(93) million; 2022: US$(406) million).
Recognition and measurement
The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.
The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.
Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.
Revenue from the sale of significant
by-products
is included within revenue.
The Group applies the following practical expedients:

•	expected consideration is not adjusted for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less

•
no disclosure is provided for information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered